UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 9, 2020

UDR, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-10524	54-0857512
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado		80129
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (720) 283-6120

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	UDR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 9, 2020, Diane M. Morefield was appointed to the Board of Directors (the “Board”) of UDR, Inc. (the “Company”). There are no arrangements or understandings between Ms. Morefield and any other persons regarding her appointment to the Board. Pursuant to the Company’s Amended and Restated Bylaws, the number of directors on the Board was increased from eight to nine by resolutions adopted by the Board prior to Ms. Morefield’s appointment. In addition, the Board appointed Ms. Morefield to serve on the Audit and Risk Management Committee of the Board and the Governance Committee of the Board.

Ms. Morefield is an independent director as defined under the listing standards of the New York Stock Exchange. There are no related person transactions, within the meaning of Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission between Ms. Morefield and the Company or any of its subsidiaries.

In connection with her appointment, Ms. Morefield will be eligible for compensation under the Company independent director compensation program. Under the program, each independent director (other than the Lead Independent Director) receives an annual retainer fee of $80,000 as well as an annual grant of $160,000 in value of shares of restricted stock or Class 1 LTIP Units. Each independent director has the option to receive the cash portion of his or her compensation in cash, in restricted stock, in Class 1 LTIP Units or in a combination thereof. Given the timing of her appointment to the Board, Ms. Morefield will receive a pro rated portion of the compensation provided for under the independent director program. The Company will enter into an indemnification agreement with Ms. Morefield in the form of the Company’s standard form of indemnification agreement. Such form of indemnification agreement was described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 10, 2016, and is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The Company’s press release announcing the appointment of Ms. Morefield is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Ex. No.	Description
10.1	Indemnification Agreement between the Company and Ms. Morefield dated October 9, 2020.
99.1	Press Release.
104	Cover Page Interactive Data File – The cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UDR, Inc.

October 13, 2020	By:	/s/ Joseph D. Fisher
Joseph D. Fisher
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)